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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 13, 2003


                         MAJESTIC INVESTOR HOLDINGS, LLC
                         MAJESTIC INVESTOR CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)




          DELAWARE                     333-81584                  36-4468392
          DELAWARE                     333-81584                  36-4471622
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                           ONE BUFFINGTON HARBOR DRIVE
                            GARY, INDIANA 46406-3000
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (219) 977-7823

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         99 Earnings Press Release for the quarter ended June 30, 2003, issued August 13, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 13, 2003, the Registrant issued a press release setting forth its financial results for the quarter ended June 30, 2003. The Registrant's press release dated August 13, 2003 is attached as Exhibit 99.1 to this Form 8-K.

         In addition to the presentation of the Registrant's reported net income, the financial information included in the press release includes a presentation of earnings from operations before interest, taxes, depreciation and amortization (EBITDA). The Registrant believes this information is helpful to investors in measuring the performance of the business and the Registrant's ability to service its indebtedness, and provides a more meaningful comparison of such performance to other casino owners and operators who report similar measures.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2003             MAJESTIC INVESTOR HOLDINGS, LLC


                            By:      /s/ JON S. BENNETT
                                   ---------------------------------------------
                                   Jon S. Bennett, Chief Financial Officer

                            MAJESTIC INVESTOR CAPITAL CORP.


                            By:      /s/ JON S. BENNETT
                                   ---------------------------------------------
                                   Jon S. Bennett, Senior Vice President




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                                  EXHIBIT INDEX

Exhibit No.       Description

 99 Earnings Press Release for the quarter ended June 30, 2003, issued August 13, 2003